Innovation. Evolution. Impact. Exhibit 99.1

Innovation. Evolution. Impact. 2
Safe Harbor Statement
•
This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.
•
These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
•
Such forward-looking statements include statements regarding the therapeutic potential of Infinity’s Hedgehog pathway, FAAH, PI3K and Hsp90 chaperone inhibitors; future development activity for IPI-504, IPI-493, IPI-926, IPI-940 and IPI-145; the presentation of clinical data for IPI-504, IPI-493 and IPI-926; estimates of 2010 financial performance; the continuation of the Purdue/Mundipharma alliance; and the expectation that Infinity will have capital to support its current operating plan into 2013.
•
Such forward-looking statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations. For example, there can be no guarantee that Infinity’s strategic alliance with Purdue/Mundipharma will continue for its expected term or that these entities will fund Infinity’s programs as agreed, or that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases. Further, there can be no guarantee that any positive developments in Infinity’s product portfolio will result in stock price appreciation.
Infinity’s expectations could also be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites, and publication review bodies; Infinity's ability to enroll patients in its clinical trials; unplanned cash requirements and expenditures, including in connection with business development activities; market acceptance of any products Infinity or its partners may successfully develop; Infinity’s license and development agreement with Intellikine and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidate it is developing.
•
These and other risks which may impact management's expectations are described in greater detail under the caption "Risk Factors"
included in Infinity's quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission on August 4, 2010.
•
Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
•
All trademarks used in this presentation are the property of their respective owners.
•
Our Internet website is http://www.infi.com. We regularly use our website to post information regarding our business, product development programs and governance.  We encourage investors to use www.infi.com, particularly the information in the section entitled “Investors/Media,” as a source of information about Infinity. References to www.infi.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.infi.com into this presentation by reference.
2 2

Innovation. Evolution. Impact.
Infinity:
Innovation. Evolution. Impact.

Integrated Team
Proven drug developers
and company builders
Financial Strength
Cash runway into 2013
Ownership of Valuable Product Rights
Establishing commercial infrastructure in US
Diverse Pipeline of Broadly
Applicable Targeted Therapies
Spanning Oncology and
Autoimmune/Inflammatory Diseases
Four candidates in the clinic
Fifth new IND planned for 2011

Innovation. Evolution. Impact.
Financial Strength to Create Value

~$288M to aggressively invest in pipeline and access external opportunities
~$288M
~$120M
~$120M in Cash & Investments
at 6/30/10
~$238M
$150M in Committed
R&D Funding for 2010 & 2011
($32.5M received 1H10)
$50M Line of Credit
(10 year balloon note at prime)

Innovation. Evolution. Impact.
Financial Strength:
Aggressive Investment, Cash Runway into 2013
•
~$288 million to invest in pipeline and access external
opportunities
•
Projected 2010 cash burn of $35–45M
•
Anticipated year-end cash and investments balance of $85–95M
– Based on current operating plan; excludes $50M line of credit from
Purdue

Innovation. Evolution. Impact.
Strategic Partnerships Enabling INFI To Become
a Fully Integrated Biopharmaceutical Company
• 100% R&D funding for partnered programs, including Hedgehog, PI3K, FAAH and early discovery programs
• INFI leads all discovery and development efforts through registration for programs other than FAAH
• Retention of valuable commercial rights and downstream financial participation
– INFI has U.S. commercialization rights to all programs other than FAAH
– Significant royalties on ex-U.S. sales and U.S. sales of FAAH inhibitors
• Access to worldwide leadership in pain management and ex-US commercial markets

Innovation. Evolution. Impact.
Developing a Pipeline of Broadly Applicable,
Targeted Therapies

IPI-926
Hedgehog
Pain
Oncology
Autoimmune and
Inflammatory
Disease
IPI-145
PI3K /
IPI-940
FAAH
IPI-504; IPI-493
Hsp90

Broadly Applicable, Targeted Therapies in Oncology

Innovation. Evolution. Impact. 9
IPI-926:
Significant Anti-Cancer Opportunity by Inhibiting
Malignant Activation of the Hedgehog Pathway
Signal to tumor progenitor cell Signal to tumor microenvironment Signal to tumor cell

Hh
Tumor
Stromal Cell

Hh
Smo
Signal

Smo
Signal

100
80
60
40
20
0
% Alive
0
10
20
30
40
50
60
70
80
90
Days
Controls
IPI-926 + Gemcitabine

Tumor Volume (mm3)
1400
1200
1000
800
600
400
200
0
Vehicle N=8
IPI-926 N=8
nab-paclitaxel N=8
IPI-926 + nab-paclitaxel N=8
20
24
27
31
34
38
41
45
48
52
55
59
63
67

Innovation. Evolution. Impact.
IPI-926: Inhibiting Multiple Modes of Malignant
Activation to Prolong Survival

1
Olive et al., 21 May 2009 Science
2
Travaglione et al., 2010 AACR
IPI-926 + gemcitabine doubles median
survival in pancreatic cancer model¹
IPI-926 + Abraxane
®
significantly decreased tumor
growth (77%) and increased tumor perfusion in
pancreatic cancer model²
Days Post Implant
Final IPI-926 dose
On treatment
Re-growth
Final nab-paclitaxel dose
Signal to tumor progenitor cell Signal to tumor microenvironment Signal to tumor cell

Hh
Smo
Ptc
Signal
Gli

Tumor Volume (mm3)

Vehicle
IPI-926
Docetaxel +Vehicle
Docetaxel+IPI-926
Tumor Volume (mm3)
Days Post implant

Vehicle
Gef. fb. vehicle
Gef. fb. IPI-926
Gefitinib
Tumor Volume (mm3)
Days post implant

Infinity
PHARMACEUTICALS

Innovation. Evolution. Impact.
IPI-926: Inhibiting Multiple Modes of Malignant
Activation to Prolong Survival

IPI-926 in SCLC model¹
1
Travaglione et al., 2008 AACR
3
Mandley et al., 2010 AACR
Days Post Implant
Mice randomized
+/- IPI-926
Last day of E/P treatment
E/P - IPI-926
E/P  -Vehicle
Vehicle
IPI-926
82%
2
Proctor et al., 2010 AACR
IPI-926 in castration resistant
prostate cancer model²
IPI-926 in NSCLC model³
70%
36%
70%
Begin dosing IPI-926 +
docetaxel Final docetaxel dose
Signal to tumor progenitor cell Signal to tumor microenvironment Signal to tumor cell

Ptc
Smo
Signal
Gli

Overall Survival
1.0
0.8
0.6
0.4
0.2
0
0
10
20
30
40
50
n=12
*p < 0.001
n=11

Infinity
PHARMACEUTICALS

Innovation. Evolution. Impact.
IPI-926: Inhibiting Multiple Modes of Malignant
Activation to Prolong Survival

IPI-926 results in 100%
survival in medulloblastoma
model³
3
Olson et al., 2009 AACR
Days
IPI-926
Vehicle
Signal to tumor progenitor cell Signal to tumor microenvironment Signal to tumor cell

Hh
Tumor
Stromal Cell

Hh
Smo
Ptc
Signal
Gli

Smo
Ptc
Signal
Gli

Infinity
PHARMACEUTICALS

Innovation. Evolution. Impact.
Advanced basal cell
carcinoma, medulloblastoma
IPI-926: Targeting a Broad Range of Difficult to
Treat Cancers

IPI-926 in Phase 1b/2 study (combination with gemcitabine)
in pancreatic cancer and Ph 1 study in advanced solid tumors
Preliminary Phase 1 data anticipated in 2010
Pancreatic cancer Small cell lung, non-small cell
lung, ovarian and prostate
cancers; heme malignancies
Improve Access of Chemo to Tumor
Delay Tumor Re-Growth Induce Apoptosis

Innovation. Evolution. Impact. 14
Hsp90 chaperone stabilizes
oncoproteins
Hsp90 inhibitors combinable with
best available therapies
Inhibiting Hsp90 degrades
oncoproteins, stopping tumor growth
IPI-504 and IPI-493:
Broadly Attacking Oncoproteins through
Hsp90 Chaperone Inhibition

Innovation. Evolution. Impact.
IPI-504 i.v.: Current Status
•
Well-tolerated in multiple studies at
biologically active doses
– Phase 2 mBC with Herceptin
®
– Phase 2 study NSCLC
– Phase 1b solid tumor with Taxotere
®
•
Two NSCLC studies ongoing
– Validation in NSCLC patients with
ALK rearrangements (IST)
– Phase 1b study with Taxotere
®
•
No new trials planned at this time
– Any future studies will be based on
data and market insights

1
Sequist et al., 2010 ASCO

Innovation. Evolution. Impact.
IPI-493 Oral: Distinct Pharmaceutical Properties
•
Phase 1 program underway
– Two ongoing Phase 1 studies – one in hematologic malignancies and one in solid tumors
– Studies designed to assess efficacy and dosing regimen
– Demonstration of client protein degradation by IPI-493 a key milestone for further investment
•
Phase 1 data and articulation of future plans anticipated in 2011

Broadly Applicable, Targeted Therapies in Pain and Inflammation

Presynaptic
CBR
Glu
Anandamide
Postsynaptic
Arachidonic Acid
FAAH
Ethanolamine

Infinity PHARMACEUTICALS

Innovation. Evolution. Impact. 18 IPI-940: Combating the Magnitude of Neuropathic Pain by Inhibiting Fatty Acid Amide Hydrolase (FAAH)

Innovation. Evolution. Impact.
IPI-940: Novel Agent Enabling the Body’s Natural
Analgesia
•
Novel, oral agent designed to potentiate the magnitude and
duration of body’s natural analgesia
•
Ongoing evaluation in Phase 1 study in normal, healthy
volunteers
– Consists of single- and multiple-ascending dose studies
•
Phase 1 completion anticipated in 2010

Innovation. Evolution. Impact.
IPI-940: Targeting Broad Areas of Unmet Need
•
Neuropathic pain
– Postherpetic neuralgia
– HIV pain
– Peripheral diabetic neuropathy
– Chemotherapy-induced neuropathy
– Trigeminal neuralgia
– Fibromyalgia
•
Osteoarthritis pain
•
Anxiety and depression
•
Inflammatory conditions

Innovation. Evolution. Impact. 21
IPI-145; PI3K Inhibitors:
Leveraging Oncology Expertise to Address
Significant Untapped Opportunity in Autoimmune/
Inflammatory Disease and Oncology
Tyrosine kinase
receptors
G-coupled protein
receptors
PIP2
PI3K-
PI3K- , ,
PH domain
Kinase domain

Innovation. Evolution. Impact.
PI3K :  Distinct and Overlapping Roles in
Immunity, with Significant Therapeutic Potential
• PI3K plays key regulatory role in cell proliferation and survival, cell differentiation, cell trafficking and immunity
• Delta and gamma isoforms are restricted to immune system cells
– Strongly implicated in broad range of immune-mediated inflammatory and allergic disorders and hematologic cancers

Adaptive Innate
Expression
Diseases
Function
T- and B-cells
Activation
Proliferation
Migration
Mast Cells
Neutrophils
Activation
Leukocyte Chemotaxis
Microglial Activation
Endothelial Activation
GvD Cancer
Asthma
Lung Inflammation
RA, MS
Heme Cells
ALE
Atherosclerosis
Sepsis

Innovation. Evolution. Impact.
IPI-145: Only PI3K Dual-Selective Inhibitor for
Autoimmune-Inflammatory Disease
•
IPI-145 is a novel, orally available, small molecule dual-specific inhibitor of PI3K and PI3K
– Demonstrated activity in preclinical models of rheumatoid arthritis, allergy, and inflammation
– Phase 1 development in autoimmune-inflammatory conditions
expected to begin in 2011
•
Research collaboration with Intellikine to identify additional differentiated PI3K and/or PI3K inhibitors for development in oncology

Innovation. Evolution. Impact.
Key 2010 Development Objectives
IPI-926 (Hedgehog Pathway Inhibitor)
Phase 1 data presentation
Phase 2 initiation in pancreatic cancer
IPI-504 (Hsp90 Chaperone Inhibitor)
Phase 2 data presentation in NSCLC
Phase 2 data read-out in HER2+ breast cancer
IPI-493 (Hsp90 Chaperone Inhibitor)
Phase 1 initiation in hematological malignancies
IPI-940 (FAAH Inhibitor)
Phase 1 completion
IPI-145 (PI3K Inhibitor)
Advance IND-enabling studies

Innovation. Evolution. Impact.
Our Vision for Creating Value for Patients and
Shareholders
•
World-class organization and pipeline
– Global discovery and development
– U.S. commercialization
•
Strategic partnering of products, on attractive financial terms, for market access
– Ex-U.S.
– Products best served by a GP sales force
•
Operational capabilities and financial strength to access additional external opportunities

Innovation. Evolution. Impact.
Infinity:
Innovation. Evolution. Impact.

Integrated Team
Proven drug developers
and company builders
Financial Strength
Cash runway into 2013
Ownership of Valuable Product Rights
Establishing commercial infrastructure in US
Diverse Pipeline of Broadly
Applicable Targeted Therapies
Spanning Oncology and
Autoimmune/Inflammatory Diseases
Four candidates in the clinic
Fifth new IND planned for 2011

Innovation. Evolution. Impact.